DEAR SHAREHOLDER:

    This financial report covers the fiscal year ended September 30, 1999, which is our twenty-seventh fiscal year of operations.

    Intermediate and long-term U.S. interest rates moved sharply higher over the course of the fiscal year. While inflation remained well under control, robust domestic growth coupled with an exceedingly tight labor market prompted the Federal Reserve to raise short-term interest rates twice in 1999. The Federal Reserve appears to be concerned that the tight labor conditions in the U.S. may translate into higher wage growth and higher inflation at the consumer level. Over the past year, 10 year Treasury rates increased nearly 1.5%, from 4.4% to 5.9%. Admittedly, the sharp rise in market interest rates during the fiscal year was a partial normalization from the liquidity infusion during the late summer of 1998 when global economic uncertainty prevailed. However, inflationary concerns were the primary driver. Yields on corporate debt rose less, as the bond markets were willing to substitute interest rate risk for credit risk. This rise in yields resulted in bond price depreciation in the Fort Dearborn portfolio. Net asset value per share declined 10.4% during the fiscal year, while dividend payments from income and capital gains totaled 9.1% of beginning net asset value.

    Net investment income for the year was $1.05 per share and net realized and unrealized losses on investments totaled $1.27 per share. Net asset value per share, after dividends of $1.54 per share, declined by $1.76 during the fiscal year. On September 30, 1999 net asset value per share was $15.11 and the stock closed that day at a market price of $13.875 per share.

    During the fiscal year, the Board of Directors declared four regular quarterly dividends. Dividends of $.26 per share were payable on December 11, 1998 and on March 19, June 18, and September 17, 1999. In addition, a capital gains distribution of $0.50 per share was payable on December 11, 1998

    No new shares of capital stock were issued in the fiscal year, and no shares were repurchased. On September 30, 1999, there were 8,788,865 shares of capital stock outstanding and the net assets applicable to those shares were $132.8 million.

    As of September 30, 1999, the Company's high quality long-term bond portfolio contained 82 issues with an average market yield to maturity of 8.0%, an average Moody's quality rating of A2, an average duration of 8.0 years and an average maturity of 17.2 years. The distribution of the portfolio maturities and the Moodys quality ratings were as follows:

Average Maturities
-----------------------------------------
0-1 year                             2.5%
1-3 years                            1.1
3-5 years                           11.2
5-10 years                          27.7
10-20 years                         16.7
20 plus years                       40.8
                                   -----
                                     100%
Quality
-----------------------------------------
Treasury, Agency and Aaa            29.5%
Aa                                   7.6
A                                   20.6
Baa                                 37.3
Below Baa                            5.0
                                   -----
                                     100%

    Long-term U.S. market interest rates are at their highest levels of the year. With the issuance of Treasury Inflation Protected Securities (TIPS) a few years ago, we can estimate the level of inflation that the "market" is forecasting moving forward. That level, which is now at 2.25%, is remarkably close to reported and consensus inflation. What that indicates to us is that investors feel adequately compensated for future inflation uncertainty and require no additional compensation for the risk of a negative inflationary surprise. This may be overly optimistic in the near term. Longer term, we do believe that interest rates can decline to lower "real" levels thus providing positive price appreciation for Fort Dearborn.

STOCK REPURCHASE PLAN

    On July 25, 1988, the Board of Directors of the Company approved a resolution to repurchase up to 700,000 shares of its capital stock. The Company may repurchase shares, at a price not in excess of the market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

    Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

    Audited financial statements for the year ended September 30, 1999, and a list of the securities owned on that date are included in this report.

                                                      Sincerely,

                                                      /s/ Gary P. Brinson
                                                      Gary P. Brinson
                                                      PRESIDENT

FORT DEARBORN INCOME SECURITIES, INC. is a closed-end bond fund investing principally in investment grade long-term fixed income debt securities. The primary objective of Fort Dearborn is to provide its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FORT DEARBORN INCOME SECURITIES
MARKET VALUE OF INDEX AND SHARE PRICE (1) WITH ALL
DIVIDENDS/INTEREST REINVESTED
AS OF SEPTEMBER 30, 1999
$ Wealth Index
                                                                    Investment      Fort
                                                              Grade Bond Index  Dearborn
12/31/1972                                                               18.17     18.17
3/31/1973                                                                18.16     18.17
6/30/1973                                                                18.06     17.10
9/30/1973                                                                18.41     17.09
12/31/1973                                                               18.23     16.74
3/31/1974                                                                17.55     13.73
6/30/1974                                                                16.61     15.62
9/30/1974                                                                16.07     13.40
12/31/1974                                                               17.05     16.33
3/31/1975                                                                17.83     16.82
6/30/1975                                                                18.43     17.61
9/30/1975                                                                17.79     16.79
12/31/1975                                                               19.39     16.54
3/31/1976                                                                20.17     18.45
6/30/1976                                                                20.19     18.37
9/30/1976                                                                21.28     20.03
12/31/1976                                                               22.83     20.26
3/31/1977                                                                22.26     20.50
6/30/1977                                                                23.08     21.07
9/30/1977                                                                23.28     21.49
12/31/1977                                                               23.04     20.68
3/31/1978                                                                23.00     20.93
6/30/1978                                                                22.70     21.00
9/30/1978                                                                23.36     20.90
12/31/1978                                                               22.84     19.04
3/31/1979                                                                23.16     20.31
6/30/1979                                                                24.15     21.40
9/30/1979                                                                23.61     20.84
12/31/1979                                                               21.70     19.25
3/31/1980                                                                18.79     17.16
6/30/1980                                                                23.31     20.99
9/30/1980                                                                20.76     18.99
12/31/1980                                                               20.93     19.11
3/31/1981                                                                20.69     19.19
6/30/1981                                                                20.24     19.51
9/30/1981                                                                18.40     19.39
12/31/1981                                                               20.51     20.85
3/31/1982                                                                21.47     21.83
6/30/1982                                                                21.63     22.26
9/30/1982                                                                26.21     26.55
12/31/1982                                                               29.02     28.83
3/31/1983                                                                30.14     29.96
6/30/1983                                                                30.55     31.44
9/30/1983                                                                30.40     31.01
12/31/1983                                                               30.59     31.22
3/31/1984                                                                30.09     32.50
6/30/1984                                                                28.94     30.21
9/30/1984                                                                32.51     32.66
12/31/1984                                                               35.48     37.09
3/31/1985                                                                35.82     37.34
6/30/1985                                                                40.17     43.27
9/30/1985                                                                40.92     42.71
12/31/1985                                                               45.80     46.79
3/31/1986                                                                50.64     53.14
6/30/1986                                                                50.88     55.71
9/30/1986                                                                51.74     56.95
12/31/1986                                                               54.47     57.70
3/31/1987                                                                55.37     60.37
6/30/1987                                                                53.02     58.78
9/30/1987                                                                49.70     55.66
12/31/1987                                                               53.50     56.99
3/31/1988                                                                55.86     62.51
6/30/1988                                                                56.58     63.41
9/30/1988                                                                57.95     63.23
12/31/1988                                                               58.38     65.30
3/31/1989                                                                59.10     63.95
6/30/1989                                                                64.57     69.00
9/30/1989                                                                64.91     71.79
12/31/1989                                                               67.02     73.38
3/31/1990                                                                65.82     75.08
6/30/1990                                                                68.35     75.50
9/30/1990                                                                67.72     74.62
12/31/1990                                                               71.21     80.42
3/31/1991                                                                74.02     83.65
6/30/1991                                                                75.16     85.57
9/30/1991                                                                80.14     91.67
12/31/1991                                                               84.58     96.45
3/31/1992                                                                83.43     93.81
6/30/1992                                                                87.02     97.18
9/30/1992                                                                91.22    102.91
12/31/1992                                                               91.65    101.67
3/31/1993                                                                96.61    108.40
6/30/1993                                                               100.19    113.71
9/30/1993                                                               104.21    117.42
12/31/1993                                                              103.37    112.65
3/31/1994                                                                98.48    107.51
6/30/1994                                                                96.30    106.80
9/30/1994                                                                96.42    105.14
12/31/1994                                                               97.14    101.57
3/31/1995                                                               103.18    107.51
6/30/1995                                                               111.98    116.50
9/30/1995                                                               114.54    118.69
12/31/1995                                                              121.13    126.33
3/31/1996                                                               116.32    124.45
6/30/1996                                                               116.17    122.62
9/30/1996                                                               118.35    129.34
12/31/1996                                                              123.00    137.71
3/31/1997                                                               120.84    135.62
6/30/1997                                                               126.34    142.43
9/30/1997                                                               131.91    148.57
12/31/1997                                                              136.87    156.83
3/31/1998                                                               138.88    160.03
6/30/1998                                                               142.78    159.51
9/30/1998                                                               147.81    166.11
12/31/1998                                                              148.73    178.86
3/31/1999                                                               146.24    174.77
6/30/1999                                                               142.24    164.31
9/30/1999                                                               142.02    161.53
ANNUALIZED RETURNS
                                                                         SINCE
12 MONTHS                                                            INCEPTION
-2.76%                                                                   8.51%
-3.92                                                                     7.99
Returns are net of fees
(1) Share price return is impacted by changes in the premium or discount to the net asset value (NAV)
At September 30, 1999, the share price was at a 8.17%
discount to NAV

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999

ASSETS:
Portfolio of investments: (Note 1)
  Debt securities, at value (cost $132,407,708)............  $129,615,422
  Short-term securities, at cost, which approximates
    market.................................................       924,972
                                                             ------------
      Total portfolio of investments.......................   130,540,394
Receivable for interest on debt securities (Note 1)........     2,477,956
                                                             ------------
      Total assets.........................................   133,018,350
                                                             ------------
LIABILITIES:
Expenses:
  Accrued investment advisory and administrative fees (Note
    6).....................................................       153,967
  Accrued custodial and transfer agent fees................        10,878
  Accrued other expenses...................................        45,462
                                                             ------------
      Total liabilities....................................       210,307
                                                             ------------
NET ASSETS (equivalent to $15.11 per share for 8,788,865
 shares of capital stock outstanding) (Note 4).............  $132,808,043
                                                             ============
Analysis of Net Assets:
  Shareholder capital (Note 4).............................  $135,289,938
  Accumulated undistributed net investment income (Note
    3).....................................................       224,250
  Accumulated net realized gain on sales of investments
    (Note 3)...............................................        86,141
  Net unrealized depreciation on investments...............    (2,792,286)
                                                             ------------
  Net assets applicable to outstanding shares..............  $132,808,043
                                                             ============

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               SEPTEMBER 30, 1999

Investment income:
  Interest income earned...................................  $ 10,160,718
  Dividend income earned...................................       126,363
                                                             ------------
  Total income earned......................................    10,287,081
                                                             ------------
Expenses:
  Investment advisory and administrative fees (Note 6).....       702,209
  Transfer agent and dividend disbursing agent fees........       100,010
  Directors fees (Note 6)..................................        75,000
  Stockholders reports and annual meeting fees.............        63,072
  Professional fees........................................        39,124
  Franchise taxes..........................................        15,002
  Other expenses...........................................        33,315
                                                             ------------
Total expenses.............................................     1,027,732
                                                             ------------
Net investment income......................................     9,259,349
                                                             ------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain from investment transactions...........        45,211
  Change in unrealized depreciation........................   (11,260,190)
                                                             ------------
Total realized and unrealized gain (loss) on investments...   (11,214,979)
                                                             ------------
Net decrease in net assets from operations.................  $ (1,955,630)
                                                             ============

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEARS ENDED
                          SEPTEMBER 30, 1999 AND 1998

                                                    1999           1998
                                                ------------   ------------
From operations:
  Net investment income.......................  $  9,259,349   $  9,231,354
  Net realized gain from investment
    transactions..............................        45,211      4,803,684
  Change in unrealized appreciation
    (depreciation) of investments.............   (11,260,190)     1,461,332
                                                ------------   ------------
  Net increase (decrease) in net assets from
    operations................................    (1,955,630)    15,496,370
Distributions to shareholders from:
  Net investment income.......................    (9,140,420)    (9,142,812)
  Net realized gain...........................    (4,394,432)    (1,319,020)
                                                ------------   ------------
    Total distributions.......................   (13,534,852)   (10,461,832)
From capital share transactions: (Note 4)
  Net asset value of shares repurchased from
    shareholders..............................            --        (69,253)
                                                ------------   ------------
    Net increase (decrease) in net assets.....   (15,490,482)     4,965,285
Net Assets:
  Beginning of year...........................   148,298,525    143,333,240
                                                ------------   ------------
  End of year (including undistributed net
    investment income of $224,250 at
    September 30, 1999, and $82,868 at
    September 30, 1998, respectively) (Note
    3)........................................  $132,808,043   $148,298,525
                                                ============   ============

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

Financial highlights for each share of capital stock outstanding through each period:

                                                               YEARS ENDED SEPTEMBER 30,
                                                  ----------------------------------------------------
                                                    1999       1998       1997       1996       1995
                                                  --------   --------   --------   --------   --------
Net asset value, beginning of period............  $  16.87   $  16.30   $  15.97   $  16.50   $  15.04
                                                  --------   --------   --------   --------   --------
Net investment income(1)........................      1.05       1.05       1.09       1.19       1.15
Net realized and unrealized gain (loss) on
 investments....................................     (1.27)      0.71       0.89      (0.56)      1.43
                                                  --------   --------   --------   --------   --------
Total from investment operations................     (0.22)      1.76       1.98       0.63       2.58
  Less distributions from:
    Net investment income.......................     (1.04)     (1.04)     (1.21)     (1.16)     (1.12)
    Net realized gain...........................     (0.50)     (0.15)     (0.44)        --         --
                                                  --------   --------   --------   --------   --------
Total distributions.............................     (1.54)     (1.19)     (1.65)     (1.16)     (1.12)
                                                  --------   --------   --------   --------   --------
Net asset value, end of period..................  $  15.11   $  16.87   $  16.30   $  15.97   $  16.50
                                                  ========   ========   ========   ========   ========
Market price per share at end of period.........  $ 13.875   $ 15.750   $ 15.188   $ 14.750   $ 14.625
Total investment return (market value)(2).......   (2.76)%     11.81%     14.86%      8.98%     12.88%
Total return (net asset value)(3)...............   (1.48)%     11.07%     13.06%      3.84%     17.71%
Net assets at end of period (in millions).......  $ 132.81   $ 148.30   $ 143.33   $ 140.50   $ 145.76
Ratios of expenses to average net assets........     0.73%      0.71%      0.75%      0.75%      0.69%
Ratio of net investment income to average net
 assets.........................................     6.61%      6.29%      6.81%      7.22%      7.34%
Portfolio turnover..............................     69.9%      63.5%     130.0%     159.5%     126.8%
Number of shares outstanding at end of period
 (in thousands).................................     8,789      8,789      8,793      8,800      8,833

------------------------
(1) Beginning October 1, 1994, net investment income includes amortization of discounts and premiums.

(2) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan.

(3) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at NAV, if any, and changes in net asset value per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1999

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
 DEBT SECURITIES--99.3%
                        / / MUNICIPAL SECURITIES (5.0%)
                        New Jersey Economic Development Authority,
                         Zero Coupon Revenue Bonds,
     $25,000,000        due 2/15/18................................  Aaa        $  6,346,120   $  6,508,100
                                                                                ------------   ------------
                        / / U.S. GOVERNMENT
                           SECURITIES (10.9%)
                        DIRECT OBLIGATIONS--(2.3%)
                        U.S. Treasury Bonds,
       2,100,000         6.00%, due 2/15/26........................  Aaa           1,992,854      2,002,220
         810,000         8.00%, due 11/15/21.......................  Aaa             979,063        957,066
                                                                                ------------   ------------
                                                                                   2,971,917      2,959,286
                                                                                ------------   ------------
                        AGENCY--(8.6%)
                        Federal Home Loan Mortgage Corp.,
                         Guaranteed Mortgage Certificates,
       1,282,383         6.50%, due 3/01/03........................  (a)           1,295,961      1,277,643
         114,420         9.00%, due 8/01/04........................  (a)             119,426        118,444
         133,410         9.00%, due 3/01/24........................  (a)             138,224        140,319
                        Federal National Mortgage Association
                         Guaranteed Mortgage Pass Thru
                         Certificates,
       5,398,274         6.50%, due 10/01/28 Pool #405224..........  (a)           5,410,776      5,179,926
         886,473         7.00% REMIC, due 6/25/13 Series 1993-106
                          Class Z..................................  (a)             824,321        879,283
       1,541,845         7.25%, CMO, due 3/25/23 Series 1994-69
                          Class CA.................................  (a)           1,304,519      1,511,008
           6,942         9.50%, due 4/01/20 Pool #93731............  (a)               6,865          7,408
                        Government National Mortgage Association
                         Pass Thru Mortgage Backed Certificates,
       1,930,701         7.50%, due 12/15/22 Pool #780230..........  (a)           1,928,024      1,946,015
          41,014         9.00%, due 6/15/18 Pool #253034...........  (a)              40,758         43,038
          35,702         9.00%, due 8/15/19 Pool #271892...........  (a)              36,216         37,464
           4,601         9.00%, due 9/15/19 Pool #268553...........  (a)               4,667          4,828
          75,169         9.00%, due 10/15/19 Pool #283370..........  (a)              74,699         79,151
           9,684         9.00%, due 5/15/21 Pool #298198...........  (a)               9,623         10,162
                                                                                ------------   ------------
                                                                                  11,194,079     11,234,689
                                                                                ------------   ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1999

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
                        / / CORPORATE BONDS AND
                           NOTES (83.4%)
                        INTERNATIONAL--(26.4%)
     $ 2,900,000        Abbey National PLC, 6.70% Note,
                         due 6/29/49...............................  Aa3        $  2,895,766   $  2,639,070
       2,500,000        Augusta Funding Ltd., 144-A, 7.375% Bond,
                         due 4/15/13...............................  Aaa           2,438,319      2,506,250
       3,550,000        Banque Cent de Tunisie, 8.25% Bond,
                         due 9/19/27...............................  Baa3          3,522,731      2,848,875
       2,100,000        Credit Suisse-London, 144-A, 7.90% Note,
                         due 5/01/07...............................  A3            2,095,402      2,006,581
       2,295,000        Empresa National Electric, 8.125% Bond,
                         due 2/01/97...............................  Baa1          2,246,605      1,758,658
       1,655,000        Government of Malaysia, 8.75% Bond,
                         due 6/01/09...............................  Baa3          1,643,285      1,664,599
       3,455,000        Interamerican Development Bank, 6.80% Note,
                         due 10/15/25..............................  Aaa           3,215,662      3,367,651
       2,000,000        Korea Electric Power Corp., 7.00%
                         Debenture, due 2/01/27....................  Baa3          1,859,398      1,811,316
       1,000,000        National Westminster Bank Plc, 7.375% Note,
                         due 10/01/09..............................  Aa3             996,013        994,417
       1,000,000        PDVSA Finance Ltd., Series 1998-1, 6.45%
                         Bond, due 2/15/04.........................  A3              939,815        901,406
                        Petroliam Nasional Berhad, 144-A, Notes,
       1,000,000        7.750%, due 8/15/15........................  Baa3            638,820        850,661
       1,500,000        7.625%, due 10/15/26.......................  Baa3          1,481,439      1,192,098
       1,010,000        Ras Laffan Liquified Natural Gas, 144-A,
                         8.294% Secured Note, due 3/15/14..........  Baa3            894,377        920,382
       2,500,000        Republic of Brazil, 11.625% Bond,
                         due 4/15/04...............................  B2            2,478,719      2,331,250
       2,000,000        Republic of Panama, 8.25% Note,
                         due 4/22/08...............................  Ba1           1,993,086      1,730,000
       2,000,000        Republic of South Africa, 9.625% Debenture,
                         due 12/15/99..............................  Baa3          1,998,109      2,005,000
       3,560,000        SE Banken, 144-A, 6.50% Bond, due
                         12/29/49..................................  Baa1          3,433,416      3,363,573
       1,670,000        Southern Investments UK, 6.80% Senior Note,
                         due 12/01/06..............................  Baa1          1,667,012      1,586,233
                                                                                ------------   ------------
                                                                                  36,437,974     34,478,020
                                                                                ------------   ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1999

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
                        INDUSTRIAL--(24.8%)
     $ 1,825,000        Aetna Services, 7.625% Debenture,
                         due 8/15/26...............................  A3         $  1,808,203   $  1,677,376
       1,000,000        Cendant Corp., 7.75% Note, due 12/01/03....  Baa1            998,567      1,000,770
       1,250,000        Conoco Inc., 6.95% Senior Note,
                         due 4/15/29...............................  A3            1,250,000      1,160,081
       1,500,000        Ford Motor Co., 6.625% Note,
                         due 10/01/28..............................  A1            1,483,788      1,334,660
       2,000,000        Freeport-McMoran C&G, 7.20% Senior Note,
                         due 11/15/26..............................  B3            1,022,062      1,540,000
       1,500,000        Kroger Co., 144-A, 7.25% Note,
                         due 6/01/09...............................  Baa3          1,499,081      1,465,060
       1,000,000        Lilly Del Mar, 144-A, 7.717% Bond,
                         due 8/01/29...............................  A1            1,000,000      1,005,804
         815,000        Lockheed Martin Corp., 7.70% Note,
                         due 6/15/08...............................  Baa2            814,821        817,180
       2,520,000        Monsanto Co., 144-A, 6.60% Debenture,
                         due 12/01/28..............................  A2            2,516,248      2,182,718
         635,000        Noram Energy Corp., 6.375% Bond,
                         due 11/01/03..............................  Baa1            633,915        611,930
       1,510,000        Pepsi Bottling Group, Inc., 7.00% Senior
                         Note, due 3/01/29.........................  Baa1          1,499,924      1,391,239
       3,000,000        Philips Electronics, 7.75% Debenture,
                         due 5/15/25...............................  A3            2,991,264      2,979,150
       2,300,000        Rite Aid Corp., 7.70% Debenture,
                         due 2/15/27...............................  Baa3          2,294,072      1,896,332
       1,400,000        Rohm & Haas Co., 144-A, 7.85% Debenture,
                         due 7/15/29...............................  A3            1,457,146      1,422,337
       1,400,000        SafeWay, Inc., 6.50% Note, due 11/15/08....  Baa2          1,291,319      1,313,526
       1,330,000        Sonat, Inc., 7.625% Note, due 7/15/11......  Baa1          1,316,278      1,320,518
       2,500,000        Tennessee Gas Pipeline, 7.625% Bond,
                         due 4/01/37...............................  Baa2          2,432,272      2,372,007
       1,565,000        Time Warner Entertainment, Inc., 8.375%
                         Debenture, due 3/15/23....................  Baa2          1,560,536      1,673,221
       2,215,000        Time Warner, Inc., 7.57% Debenture,
                         due 2/01/24...............................  Baa3          2,215,000      2,180,752
       1,275,000        Tyco International Group, 7.00% Bond,
                         due 6/15/28...............................  Baa1          1,266,207      1,161,005
       1,000,000        United Technology Corp., 7.50% Debenture,
                         due 9/15/29...............................  A2              998,112      1,007,961
         995,000        Waste Management, Inc., 7.00% Senior Note,
                         due 10/01/04..............................  Ba1           1,029,822        924,622
                                                                                ------------   ------------
                                                                                  33,378,637     32,438,249
                                                                                ------------   ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1999

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
                        FINANCE--(15.3%)
     $   160,000        Berkshire Hathaway, Inc., 9.75% Debenture,
                         due 1/15/18...............................  Aaa        $    158,985   $    168,379
           2,820        Centaur Funding Corp., 144-A, Bonds,
                         Zero Coupon due 4/21/20...................  A3              376,860        420,603
           1,500        9.08%, due 4/21/20.........................  A3            1,500,000      1,527,188
       2,290,000        Comed Transitional Funding Trust,
                         Series 1998-1 Class A6, 5.630% Bond,
                         due 6/25/09...............................  Aaa           2,288,888      2,134,165
       2,940,000        FMR Corp., 144-A, 7.57% Bond,
                         due 6/15/29...............................  Aa3           2,940,000      2,869,408
       1,201,820        GMAC Commercial Mortgage Securities, Inc.,
                         Series 1998-C2, Class A2, 6.42%, Bond,
                         due 8/15/08...............................  Aaa           1,147,879      1,149,769
       1,700,000        Lehman Brothers, Inc., 7.25% Senior Note,
                         due 4/15/03...............................  A3            1,700,748      1,705,129
       1,500,000        Merrill Lynch & Co., 6.875% Note,
                         due 11/15/18..............................  Aa3           1,492,948      1,375,851
       1,800,000        Norwest Asset Securities Corp.,
                         Series 96-2, 7.00% Note, due 9/25/11......  AAA*          1,814,625      1,769,310
         296,507        Residential Asset Securitization Trust,
                         97-A7, 7.50% Note, due 9/25/27............  AAA*            298,731        297,284
       1,000,000        Salomon, Inc., 6.75% Senior Note,
                         due 2/15/03...............................  Aa3             998,817        997,547
       5,000,000        Secured Finance, Inc., 9.05% Guaranteed
                         Senior Secured Bond, due 12/15/04.........  Aaa           4,989,547      5,542,780
                                                                                ------------   ------------
                                                                                  19,708,028     19,957,413
                                                                                ------------   ------------
                        COMMUNICATION--(8.8%)
       1,270,000        GTE Florida, Inc., Series E, 6.86%
                         Debenture, due 2/01/28....................  A2            1,306,668      1,174,158
       4,250,000        News America Holdings, Inc., 7.75% Bond,
                         due 1/20/24...............................  Baa3          3,675,445      4,023,908
         800,000        PanAmSat Corp., 6.00% Note, due 1/15/03....  Baa2            799,662        775,540
       1,715,000        PanAmSat Corp., 144-A, 6.375% Note,
                         due 1/15/08...............................  Baa2          1,708,338      1,602,119
       1,500,000        Sprint Capital Corp., 6.875% Bond,
                         due 11/15/28..............................  Baa1          1,497,611      1,367,648
         425,000        Tele-Communications, Inc., 9.80% Note,
                         due 2/01/12...............................  A2              544,319        514,491

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1999

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
     $ 1,780,000        TCI Communications, Inc., 8.75% Note,
                         due 8/01/15...............................  A2         $  2,185,654   $  1,998,415
                                                                                ------------   ------------
                                                                                  11,717,697     11,456,279
                                                                                ------------   ------------
                        UTILITIES--(3.7%)
       2,500,000        Delmarva Power & Light Co., 9.95% Note,
                         due 12/01/20..............................  A3            2,498,186      2,737,500
       1,235,000        Pacific Gas & Electric Corp., Series 93-H,
                         7.05% Bond, due 3/01/24...................  A1            1,342,415      1,184,021
       1,000,000        Public Service Co. of Colorado, 6.875%
                         Senior Note, due 7/15/09..................  Baa1            992,413        971,248
                                                                                ------------   ------------
                                                                                   4,833,014      4,892,769
                                                                                ------------   ------------
                        TRANSPORTATION--(4.4%)
       1,035,000        Continental Airlines, Inc., 7.056% Pass
                         Thru Certificate, due 9/15/09.............  Aa3           1,035,000      1,002,532
       1,500,000        Delta Airlines, Inc., 10.50% Pass Thru
                         Certificate, due 4/30/16..................  Baa1          1,785,242      1,791,525
       3,000,000        United Airlines, Inc., 7.87% Pass Thru
                         Certificate, due 1/30/19..................  Baa1          3,000,000      2,896,560
                                                                                ------------   ------------
                                                                                   5,820,242      5,690,617
                                                                                ------------   ------------
                        Total Debt Securities......................              132,407,708    129,615,422
                                                                                ------------   ------------
     SHARES
---------------------
                        SHORT TERM SECURITIES--(0.7%)
         924,972        Brinson Supplementary Trust U.S. Cash
                         Management Prime Fund                                       924,972        924,972
                                                                                ------------   ------------
                        Total Portfolio of Investments 100%........             $133,332,680   $130,540,394
                                                                                ============   ============

------------------------
(a)      Moody's as a matter of policy, does not rate this issue.

* Standard & Poor's Corporation rating. Security is not rated by Moody's Investor Service, Inc.

144-A Securities exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
        September 30, 1999, the value of these securities amounted to $23,334,782 or 17.9% of the total portfolio of investments.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES
    Fort Dearborn Income Securities, Inc. ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

    The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A. SECURITY VALUATIONS -- Investments are valued based on available quoted bid prices on the valuation date. Short-term securities are valued at amortized cost which approximates value.

    B. INVESTMENT INCOME AND SECURITY TRANSACTIONS -- Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased after September 30, 1994. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

    C. FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

    At September 30, 1999 for federal income tax purposes, the cost of long and short-term investments is $133,367,425: the aggregate gross unrealized appreciation is $2,859,251 and the aggregate gross unrealized depreciation is $5,686,282; resulting in net unrealized depreciation of investments of $2,827,031.

2.  NET ASSET VALUATIONS
    The net asset value of the Company's shares is determined each day the New York Stock Exchange is open.

                               SEPTEMBER 30, 1999

3.  DISTRIBUTIONS
    Dividends and distributions payable to shareholders are recorded by the Company on the record date. Net realized gains from the sale of investments, if any, are distributed annually.

    Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences. Permanent book and tax differences of $22,453 were reclassified from accumulated net realized gain
(loss) on investments to undistributed net investment income due to gains on paydown adjustments from mortgage backed securities.

    Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    In January, 2000, the Company will provide tax information to shareholders for the 1999 calendar year.

4.  CAPITAL STOCK
    At September 30, 1999, there were 12,000,000 shares of $.01 par value capital stock authorized, and shareholder capital of $135,289,938. During the year ended September 30, 1999, no new shares were issued as part of the dividend reinvestment plan.

5.  PURCHASES AND SALES OF SECURITIES
    Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 1999 were as follows: debt securities and preferred stock, $60,132,948 and $55,472,550, respectively; short-term securities, $55,885,683 and $56,382,753, respectively; United States government debt obligations, $35,726,370 and $41,218,834, respectively.

6.  MANAGEMENT AND OTHER FEES
    Under an agreement between the Company and Brinson Partners, Inc. ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these services, the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average weekly net assets up to $100,000,000 and 1/10 of 1% (annually 2/5 of 1%) of average weekly net assets in excess of $100,000,000.

    All Company officers serve without direct compensation from the Company.

    The Company invests in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is an investment company managed by the Advisor. The Supplementary Trust is offered as a cash management option only to mutual funds and other

                               SEPTEMBER 30, 1999

6.  MANAGEMENT AND OTHER FEES (CONTINUED)
accounts managed by the Advisor. The Supplementary Trust pays no management fees. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at September 30, 1999 and for the year ended are summarized as follows:

                                                                                               % OF
                                             COST OF        SALES      INTEREST                NET
FUND                                        PURCHASES     PROCEEDS      INCOME     VALUE      ASSETS
----                                       -----------   -----------   --------   --------   --------
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund..................  $26,087,424   $25,162,452   $91,949    $924,972     0.7%

7.  MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS

    The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

    The Company invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond which is collateralized by a pool of MBS. The Company also invests in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class
(PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

    The Company invests in Asset Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

                               SEPTEMBER 30, 1999

8.  YEAR 2000 COMPLIANCE (UNAUDITED)

    The Advisor utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. The Advisor has initiated a project to review both the internal and external vendor connections. The goal of this project is to position the Advisor's business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but the Advisor does not anticipate that the move toYear 2000 will have a material impact on the Advisor's ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Fort Dearborn Income Securities, Inc.:

    We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the "Company") including the portfolio of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
October 26, 1999

                REPORT ON THE AUTOMATIC DIVIDEND INVESTMENT PLAN

    THE COMPANY'S AUTOMATIC DIVIDEND INVESTMENT PLAN, OPERATED FOR THE CONVENIENCE OF THE SHAREHOLDERS, HAS BEEN IN OPERATION SINCE THE DIVIDEND PAYMENT OF MAY 5, 1973.

    For the year ended September 30, 1999, 112,395 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                                   WHERE
      DIVIDEND           NO. OF                    SHARES
       PAYMENT           SHARES     AVERAGE         WERE
        DATE           PURCHASED     PRICE       PURCHASED
-------------------------------------------------------------
December 11, 1998        49,558      $15.95      Open Market
March 19, 1999           17,484      $15.89      Open Market
June 18, 1999            22,140      $14.62      Open Market
September 17, 1999       23,213      $14.02      Open Market

    As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan, receive all dividends in cash.

    The Plan had 1,019 participants on September 17, 1999. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY WRITING TO THE PLAN'S AGENT, EQUISERVE, P.O. BOX 2500 JERSEY CITY, NJ 07303-2500 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card which may be signed to authorize reinvestment of dividends pursuant to the Plan.

    * THE INVESTMENT OF DIVIDENDS DOES NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX WHICH MAY BE PAYABLE THEREON. THE COMPANY STRONGLY RECOMMENDS THAT ALL AUTOMATIC DIVIDEND INVESTMENT PLAN PARTICIPANTS RETAIN EACH YEAR'S FINAL STATEMENT ON THEIR PLAN PARTICIPATION AS A PART OF THEIR PERMANENT TAX RECORD. THIS WILL INSURE THAT COST INFORMATION IS AVAILABLE IF AND WHEN IT IS NEEDED.

BOARD OF DIRECTORS

RICHARD M. BURRIDGE
Chairman of the Board

C. RODERICK O'NEIL, CFA
Director

RICHARD S. PETERSON
Director

FRANK K. REILLY, CFA
Director

EDWARD M. ROOB
Director

OFFICERS

GARY P. BRINSON, CFA
President

GREGORY P. SMITH, CFA
Vice President & Portfolio Manager

JOSEPH A. ANDERSON
Secretary & Treasurer

DANIEL J. BLUMHARDT
Assistant Secretary & Assistant Treasurer

FORT DEARBORN
INCOME SECURITIES, INC.

209 S. LaSalle St.
Eleventh Floor
Chicago, Illinois 60604-1295
(312) 346-0676

STOCK TRANSFER AND
DIVIDEND DISBURSEMENT
AGENT
(1-800-446-2617)

Mail correspondence to:
EquiServe
P.O. Box 2500
Jersey City, New Jersey 07303-2500

Mail stock certificates to:
EquiServe
P.O. Box 2506
Jersey City, New Jersey 07303-2506

INDEPENDENT AUDITORS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL

Winston & Strawn
35 West Wacker Drive
Chicago, IL 60601

FORT
DEARBORN
INCOME
SECURITIES,
INC.

FORT DEARBORN INCOME SECURITIES, INC.

[NYSE LOGO]

[CHICAGO STOCK EXCHANGE LOGO]

ANNUAL REPORT
SEPTEMBER 30, 1999